Prospectus	September 7, 2021

Prospectus dated  September 7, 2021

♦	Johnson Core Plus Bond Fund

JCPLX

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

www.johnsonmutualfunds.com

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

Like all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Johnson Mutual Funds Prospectus

The use of the term “Funds” throughout this prospectus refers to all series of the Johnson Mutual Funds Trust referenced above.

2

Johnson Core Plus Bond Fund

TICKER

JCPLX

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return over the long term consistent with the preservation of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Redemption Fee	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.45%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.10%
Total Annual Operating Expenses	0.55%
Fee Waiver[2]	(0.10%)
Total Annual Operating Expenses after Fee Waiver	0.45%

1. Other expenses are estimated for current fiscal period.

2. The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed will not exceed 0.45%of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

1 Year	3 Year
$46	$166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of fixed income securities. “Fixed Income Securities” include corporate bonds, notes, domestic and foreign government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations.

The Fund does not limit itself to a particular maturity range but will normally seek to maintain a dollar weighted duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point.

The Fund invests primarily in investment grade securities. However, it may invest up to 40% of its portfolio in securities rated below investment grade (also known as “junk bonds”). The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. For the purposes of compliance with the Fund’s 80% investment policy, the Fund’s derivative positions are valued at their market value.

3

JOHNSON CORE PLUS BOND FUND

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

High Yield Bond Risk - Lower-quality fixed income securities, known as “high yield“ or “junk“ bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.

Prepayment Risk — The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk — The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.

Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

4

JOHNSON CORE PLUS BOND FUND

Derivatives Risk

Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Hedging strategies using derivatives may not perform as expected, resulting in losses for the Fund.

Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage Risk

The value of your investment may be more volatile if the Fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet redemption requests.

5

JOHNSON CORE PLUS BOND FUND

PERFORMANCE

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be made available to shareholders semi-annually. Updated performance information is available at no cost by calling 513-661-3100 or 800-541-0170 or by visiting our website at www.johnsonmutualfunds.com.

INVESTMENT ADVISER

Johnson Investment Counsel, Inc.

PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been a member of the Fund management team the Fund’s inception in September, 2021 Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the management team since the Fund’s inception. David Theobald, CFA, has been a member of the management team since the Fund’s inception. Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund.

PURCHASE OR SALE OF FUND SHARES

Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment is $1,000,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays.

Purchases and redemptions can be made through the Fund’s Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

TAX INFORMATION

Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Johnson Mutual Funds

FUND DETAILS

JOHNSON CORE PLUS BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return over the long term consistent with the preservation of capital.

PRINCIPAL STRATEGIES

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of fixed income securities. “Fixed Income Securities” include corporate bonds, notes, domestic and foreign government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The Fund does not limit itself to a particular maturity range but will normally seek to maintain a dollar weighted duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point.

The Fund invests primarily in investment grade securities. However, it may invest up to 40% of its portfolio in securities rated below investment grade (also known as “junk bonds”). The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

High Yield Bond Risk - Lower-quality fixed income securities, known as “high yield“ or “junk“ bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.

Prepayment Risk — The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk — The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

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Johnson Mutual Funds

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.

Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

Derivatives Risk

Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility.

Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Hedging strategies using derivatives may not perform as expected, resulting in losses for the Fund.

Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage Risk

The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the fund liquidates assets to meet redemption requests.

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Johnson Mutual Funds

GENERAL

From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objectives and strategies of the Fund may be changed by the board of trustees without shareholder approval. However, shareholders will be provided 60 days’ prior notice of any change in a Fund’s investment objective.

PORTFOLIO DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Johnson Mutual Funds

MANAGEMENT

INVESTMENT ADVISER

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (“Johnson”) serves as investment Adviser to the Fund. In this capacity, Johnson is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio and managing the Fund’s business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati, Ohio area. As of December 31, 2020, Johnson has over $15 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.

For its services, Johnson receives an annual advisory fee equal to 0.45% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Fund will be available in the Fund’s annual shareholder report dated December 31, 2021.

Johnson has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than Johnson)) of the Fund will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to Johnson.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts.

PORTFOLIO MANAGERS

The Adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds. The chart below shows the team leader and additional team members for the Fund.

Portfolio Manager	Johnson Core Plus Bond Fund
Michael Leisring, CFA	**
Jason Jackman, CFA	*
David Theobald, CFA	*
Brandon Zureick, CFA	*
**Team Leader *Team Member

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Johnson Mutual Funds

The following describes each of the team members:

Mr. Leisring is a CFA charter holder and is the team leader of this Fund team. Mr. Leisring is the Director of Fixed Income and has been a member of this team since September 2021. He has been with the Adviser since 1999.

Mr. Jackman is a CFA charter holder who has been a member of these Fund teams since the inception date for this Fund. Mr. Jackman is currently President and Chief Investment Officer of the Adviser. He has been with the Adviser since 1993.

Mr. Theobald is a CFA charter holder and is a team member for the Fund. Mr. Theobald is currently a Senior Portfolio Manager for the Adviser and has been with the Adviser since 2013.

Mr. Zureick is a CFA charter holder and has been a member of the Fund team since its inception. He is currently a Director and Portfolio Manager for the Adviser, and has been with the Adviser since 2011.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ respective ownership in the Fund.

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Johnson Mutual Funds

SHAREHOLDER INFORMATION

PRICING FUND SHARES

The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. NAV per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business and there exists shareholder orders for the Fund and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the NAV. The NYSE is closed on weekends, most Federal holidays and Good Friday. The NAV per share of the Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after Johnson Financial, Inc., the Funds’ Transfer Agent, receives your order. If you need additional information on how to buy, sell or exchange shares in a Fund, please contact the Transfer Agent:

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247 513-

661-3100 or 800-541-0170

Fax: 513-661-4901

The Fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the Adviser may value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

PURCHASE OF FUND SHARES

You may buy shares on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

You may buy shares for the Fund at the Fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.

Initial Purchase: The minimum initial investment for the Fund is $1,000,000. The Adviser, at its sole discretion, may waive the minimum investment requirements for the existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

By Mail — You may purchase shares of the Fund by following these steps:

♦	Complete and sign an application;

♦	Draft a check made payable to: Johnson Mutual Funds;

♦	Identify on the check and on the application the Fund(s) in which you would like to invest;

♦	Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire — You may purchase shares of the Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account, obtain an account number, and receive wire instructions.

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Johnson Mutual Funds

You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order’s trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

Shares may also be purchased and sold by individuals through other financial intermediaries. The Fund has authorized these financial intermediaries to accept orders to buy shares on its behalf. An investor who invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding purchase procedures and requirements. When authorized financial intermediaries receive instructions in good order, the order is considered as being placed with the Fund. Purchase orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; purchase orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV. Such financial intermediaries may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations. Financial Intermediaries may arrange with the Fund to have settlements ranging from trade date plus one day (T+1) to trade date plus two days (T+2).

Additional Purchases: You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for the Fund. Each additional purchase request must contain:

♦	Name of your account(s);

♦	Account number(s);

♦	Name of the Fund(s) in which you wish to invest.

Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

REDEMPTION OF FUND SHARES

You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

♦	Letter of instruction;

♦	Fund name;

♦	Account number(s);

♦	Account name(s);

♦	Dollar amount or the number of shares you wish to sell.

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Johnson Mutual Funds

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for a withdrawal.

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

The Fund will forward the proceeds of your sale to you (or to your financial adviser) within 7 days (normally within 2 business days) after receipt of a proper request. The Fund pays redemptions from cash, cash equivalents and then from proceeds from the sale of portfolio investments. These redemption payment methods will be used in normal and stressed market conditions.

A Fund may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

By Telephone — Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the NYSE is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. A Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder’s direction to the designated account. The minimum amount that may be wired is $1,000.

By using the telephone redemption and exchange privileges, a shareholder authorizes a Fund and the Transfer Agent to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

Additional Information — Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier’s or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

Any shareholders that invest in the Fund through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Fund has authorized such financial intermediaries to accept orders to redeem shares on its behalf. A shareholder that invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding redemption procedures and requirements. When authorized financial intermediaries receive a redemption order in good form, the order is considered as being placed with the Fund. Redemption orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; redemption orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV. Financial Intermediaries may arrange with the Funds to have settlements ranging from trade date plus one day (T+1) to trade date plus two days (T+2).

When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Fund, or facsimile to (513) 661-4901 or (513) 661-3160.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days’ written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax Adviser.

EXCHANGING FUND SHARES

As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

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Johnson Mutual Funds

By Telephone — Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See “How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days’ prior notice to the shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. The Fund intends to distribute its capital gains once a year, at year end.

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check will be mailed within 7 business days (normally within 3 business days) after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA’s and 403(b) plans paid in cash only if you are 59/years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Fund’s Transfer Agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

TAXES

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

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Johnson Mutual Funds

The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax Adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, a Fund will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. A Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

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Johnson Mutual Funds

Privacy Policy

The relationship between Johnson Investment Counsel, Inc., our affiliates (Johnson Trust Company, Johnson Financial, Inc. and Johnson Mutual Funds) and our clients is the most important asset of our firm. We strive to maintain your trust and confidence, which is an essential aspect of our commitment to protect your personal information to the best of our ability. We believe that our clients value their privacy, and we do not disclose your nonpublic personal information to third parties unless it is permitted or required by law, at your direction, or is necessary to provide you with our services.

We have not and will not sell your personal information to anyone.

PERSONAL INFORMATION

Johnson Investment Counsel and our affiliates collect and maintain your nonpublic personal information so that we can better provide investment management and trust services to you. The types and categories of information that we collect and maintain about you include:

♦	Information we receive from you to open an account or provide investment advice and trust services, such as your home address, telephone number, date of birth, social security number, and financial information.

♦	Information about your transactions that we need to service your account, such as trade confirmations, account statements and other financial information.

In order for us to provide investment management and trust services to you, it is sometimes necessary for us to disclose your personal information to third parties (e.g., brokers, custodians, regulators, and tax return preparers). In addition we also outsource certain functions to various nonaffiliated third-party vendors. To allow these vendors to perform their contracted services, the firm may disclose certain nonpublic personal information about its clients to these vendors. While our contractual arrangements with third-party vendors prohibits third-party vendors from disclosing or using client information other than for the purposes of performing services for the firm, third-party vendors could experience information security breaches or other incidents that could expose client information. The occurrence of such an incident at a third-party vendor is outside of the firm’s control.

FIRM-WIDE PRACTICES

To fulfill our privacy commitment at Johnson Investment Counsel, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

♦	Adopting procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

♦	Limiting access to personal information to those employees and service providers who need to know that information to perform their job duties or to provide products or services to you.

♦	Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

♦	Protecting information of our former clients to the same extent as our current clients.

At Johnson Investment Counsel, we value your privacy.

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Johnson Mutual Funds

SERVICE PROVIDERS

INVESTMENT ADVISER

Johnson Investment Counsel, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue., Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, Ohio 45202-4089

TRANSFER AGENT

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

CUSTODIAN

US Bank

425 Walnut Street

Cincinnati, Ohio 45202

OTHER SOURCES OF INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 513-661-3100 or 800-541-0170 or visit our website at www.johnsonmutualfunds.com to request free copies of the SAI and the Fund’s annual report, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-07254

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Statement of Additional Information	September 7, 2021

Statement of Additional Information (SAI) dated September 7, 2021

♦	Johnson Core Plus Bond Fund

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

johnsonmutualfunds.com

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Johnson Core Plus Bond Fund dated September 7, 2021. A free copy of the Prospectus can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, by calling the Trust at (513) 661-3100 or (800) 541-0170, or by visiting our website at www.johnsonmutualfunds.com.

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of twelve series are currently authorized, including the Johnson Core Plus Bond Fund (the “ Fund”).

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund, at its discretion and with shareholder consent, may use securities from its portfolio to pay you for your shares, provided that Johnson Investment Counsel, Inc. (the “Adviser”) deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Fund for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments of the Funds may make and some of the techniques they may use.

A.	Quality Ratings

The Adviser considers securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

B.	Corporate Debt Securities

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C.	Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.	U.S. Government Securities

U.S. Government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

E.	Mortgage-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

F.	Collateralized Mortgage Obligations (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.

G.	Financial Service Industry Obligations

Financial service industry obligations include, among others, the following.

1.	Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.	Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.	Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.	Asset-Backed and Receivable-Backed Securities

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I.	Restricted Securities

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

J.	Foreign Securities

The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

K.	Repurchase Agreements

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% (15% in the core of the Enhanced Return Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L.	When Issued Securities and Forward Commitments

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

M.	Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

◾	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

◾	May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and

◾	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity  Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

N.	Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS, SM NASDAQ-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index TM . SPDRs trade on the NYSE Arca Exchange under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca Exchange under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the NYSE Arca Exchange under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca Exchange under the symbol QQQ. The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investment Company Securities" above.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

O.	INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Funds may only invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

P.	MUNICIPAL SECURITIES

Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities, or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are “general obligations” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and to the extent of its taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

INVESTMENT LIMITATIONS

A.	Fundamental

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated there under or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.	Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.	Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.	Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration - Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.	Pledging - The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Limitation (1) above.

2.	Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities.

4.	Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.	Futures and Options - The Bond Funds will not purchase or sell futures, puts, calls, options or straddles. The Enhanced Return Fund will not purchase or sell futures, puts, calls, options or straddles except as described in the Fund’s prospectus and this Statement of Additional Information.

6.	Illiquid Investments - Each Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.	Issuers - No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions or resale and other illiquid securities.

8.	Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9.	Eighty Percent Investment Policy - Under normal circumstances, at least 80% of each Bond Fund’s respective Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Bond Fund will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

CURRENT
	POSITION				OTHER
	HELD	LENGTH	PRINCIPAL OCCUPATION	NUMBER OF	DIRECTORSHIPS
NAME, ADDRESS AND	WITH	OF TIME	DURING PAST	PORTFOLIOS	HELD DURING THE
AGE	TRUST	SERVED	FIVE YEARS	OVERSEEN	PAST FIVE YEARS
Interested Trustee
Timothy E. Johnson (78)*	Trustee	Since 1992	Chairman of Johnson Investment	10	None
3777 West Fork Road			Counsel, Inc., the Trust’s Adviser, and
Cincinnati, Ohio 45247			Professor of Finance at the University
of Cincinnati
Independent Trustees
Ronald H. McSwain (78)	Trustee	Since 1992	President of McSwain Carpets, Inc.	10	None
3777 West Fork Road			until 2001; partner of P&R Realty, a
Cincinnati, Ohio 45247			real estate development partnership
since 1984
James J. Berrens (55)	Trustee	Since 2006	Christian Community Health Services:	10	None
3777 West Fork Rd			Chief Executive Officer since May
Cincinnati, OH 45247			2015, Chief Financial Officer
September 2010 to May 2015
John R. Green (78)	Trustee	Since 2006	Retired from The Procter & Gamble	10	None
3777 West Fork Rd.			Company, Purchases Director, Global
Cincinnati, OH 45247			Baby Care

Dr. Jeri B. Ricketts (63)	Trustee	Since 2013	Retired Director of Carl H. Lindner	10	None
3777 West Fork Rd.			Honors-PLUS Program, University of
Cincinnati, OH 45247			Cincinnati (2002-2018); Associate
Professor Emeritus of Accounting,
University of Cincinnati since 1986.

Officers
Jason O. Jackman (50)	President	Since 2013	President and Chief Investment Officer	N/A	N/A
3777 West Fork Road			of the Adviser
Cincinnati, Ohio 45247
Marc E. Figgins (57)	Chief Financial	Since 2002	Director of Fund Services for the	N/A	N/A
3777 West Fork Road	Officer and		Trust's Adviser
Cincinnati, Ohio 45247	Treasurer
Scott J. Bischoff (55)	Chief	Since 2005	Chief Compliance Officer of the Trust’s	N/A	N/A
3777 West Fork Road	Compliance		Adviser
Cincinnati, Ohio 45247	Officer
Jennifer J. Kelhoffer (49)	Secretary	Since 2007	Fund Administration and Compliance	N/A	N/A
3777 West Fork Road			Associate for the Trust’s Adviser
Cincinnati, Ohio 45247

*            Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and a Trustee of the Trust.

Board Leadership Structure . The Trust is led by Mr. Jason Jackman, who has served as the President (principal executive officer) of the Trust, since December 2013 and Mr. Ronald McSwain, an independent Trustee who serves as Chairman of the Board. The Board of Trustees is comprised of one (1) Interested Trustee and four (4) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act). Mr. McSwain serves as the Chairman so the Trust has not otherwise designated a Lead Independent Trustee. However, governance guidelines provide that all the Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee and a Nominating Committee with separate chairs. The Trust does not have any other committees. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have the leadership roles split between Mr. Jackman and Mr. McSwain who are collective seen by shareholders, business partners and other stakeholders as providing strong leadership and dual oversight of the Funds' operations. The Trust believes that its President and Chairman, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight . The Board of Trustees is comprised of one (1) Interested Trustee and four (4) Independent Trustees with an Audit Committee and Nominating Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Scott J. Bischoff in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Timothy E. Johnson, Ph.D., is the founder and Chairman of the Trust's investment adviser. Mr. Johnson is also a Professor of Finance at the University of Cincinnati. He is the author of three textbooks, has written numerous journal articles on finance and has spoken at many seminars around the country. Mr. Johnson is also an active member of numerous professional and civic organizations in the Greater Cincinnati community. Mr. Johnson holds a B.A. in Economics from North Park University, an M.B.A. in Finance from the University of Akron, and a Ph.D. in Finance from University of Illinois.

Mr. Ronald McSwain, who serves as a Trustee and Chairman of the Trust, until 2001 was President of McSwain Carpets, Inc. and since 1984 has been a partner in P&R Realty, a real estate development firm. Mr. McSwain has many years of business leadership experience which is useful to the Board in its decision making process. Mr. James Berrens is the Chief Executive Officer of Officer of Christian Community Health Services, a position he has held since May 2015. Prior to May 2015, Mr. Berrens was the Chief Financial Officer of Christian Community Health Services from 2010 to May 2015. Mr. Berrens has many years of experience preparing and analyzing financial statements, which is beneficial to the Board during its review of the Trust's financial statements and dealing with other accounting issues. Mr. John Green is retired from The Procter & Gamble Company. Before his retirement, Mr. Green was a Director of Global Purchases at Procter & Gamble and his knowledge of the operations of large international corporations is useful to the Board during its deliberations regarding distribution strategies and practices for the Funds. Dr. Jeri Ricketts is Associate Professor Emeritus of Accounting, and retired Director of the Carl H. Lindner Honors-PLUS Business Program at the University of Cincinnati. She worked as an auditor before returning in 1981 to work on her MBA at the University of Cincinnati. After completing her MBA, she entered the PhD program at UC, obtaining her PhD in accounting in 1986.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2020 and has met once during 2021. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees. The Nominating Committee did not meet during the fiscal year ended December 31, 2020.

The dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Trust as of March 31, 2021 are as follows:

AGGREGATE DOLLAR
RANGE OF EQUITY
NAME OF	DOLLAR RANGE OF EQUITY	SECURITIES HELD IN ALL
TRUSTEE	SECURITIES HELD IN CORE PLUS BOND FUND	FUNDS OF THE TRUST
Timothy E. Johnson	None	Over $100,000
Ronald H. McSwain	None	$50,001 - $100,000
James J. Berrens	None	Over $100,000
John R. Green	None	Over $100,000
Jeri B. Ricketts	None	None

The compensation paid to the Trustees of the Trust for the year ended December 31, 2020 is set forth in the following table:

TOTAL COMPENSATION FROM TRUST
NAME OF TRUSTEE	(THE TRUST IS NOT IN A FUND COMPLEX) [1]
Timothy E. Johnson	$0
Ronald H. McSwain	$18,000
James J. Berrens	$18,000
John R. Green	$18,000
Jerri B. Ricketts	$18,000

1 Trustee fees are Trust expenses.

Shareholder Rights - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

As of the date of the SAI, there were no shareholders which held 5% or more of the Johnson Core Plus Bond Fund’s outstanding shares.

THE INVESTMENT ADVISER

The Trust’s investment adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the Chairman of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the Adviser.

The Adviser retains the right to use the name “Johnson” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Johnson” automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A.	All client accounts would have their entire order filled or receive no shares at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B.	The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Intercontinental Exchange (ICE) to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2017. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of each fiscal quarter end. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third-party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Fund and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

Portfolio	Participation on Teams	Length of	Business Experience	Dollar Range of Equity
Manager, Title		Service		Securities in Funds
		(Years)
Michael Leisring	Short Duration Bond Intermediate Bond Core Bond Enhanced Return, Core Plus Bond Fund	21	CFA, 2002; Director of Fixed Income for the Adviser; joined the Adviser in 1999.	None
Jason Jackman	Short Duration Bond Fund, Intermediate Bond Fund, Core Fund, Core Plus Bond Fund	27	CFA, 1998; President and Chief Investment Officer since October, Bond Fund, Enhanced Return 2013; joined the Adviser in 1993.	None
David Theobald	Short Duration Bond Fund, Enhanced Return Fund, Core Plus Bond Fund	7	CFA, 2012; Senior Portfolio Manager for the Adviser; joined Adviser in 2013.	None
Brandon Zureick	Short Duration Bond Fund, Intermediate Bond Fund, Core Manager for the Adviser; joined the Bond Fund, Enhanced Return Adviser in 2011. Fund, Core Plus Bond Fund	9	CFA, 2012; Director and Portfolio; joined the Adviser in 2011.	None

The following table discloses the number of accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies (“RIC”) as of December 31, 2020. The Adviser does not use any performance based fees accounts. None of the managers listed below provide management to Other Pooled Vehicles.

Team Member	Number of	Total RIC Assets	Number of	Total Assets of Other
	RIC		Other Accounts	Accounts
	Accounts
Michael Leisring	2	$1,218,233,002	-	-
Jason Jackman	2	$1,218,233,002	53	$2,644,675,558
David Theobald	2	$1,218,233,002	-	-
Brandon Zureick	1	$958,504,632	1	322,117,715

There are currently no conflicts of interest between the management of the Funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. Each Portfolio Manager’s compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and three officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. Cohen & Company, Ltd. performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

Exhibit A

ADVISER’S PROXY VOTING GUIDELINES

OVERVIEW

The following policies are the guidelines of Johnson Investment Counsel (“JIC”) to be used to vote shareholder proxies for clients.

To ensure that proxies are reviewed, voted, and returned in time for the shareholder meeting, the advisor shall follow the procedures detailed in these Proxy Voting Guidelines. Proxy ballots are reviewed and decisions are made based on proxy research, consultation with the advisor’s portfolio managers/research analysts, and research provided by a third party proxy service, Institutional Shareholder Services (“ISS”), contracted by the advisor.

Generally, we favor proposals that protect and enhance the rights of shareholders as a class and disapprove policies that favor individual shareholders or groups of shareholders at the expense of others. We vote for some proposals of management if management is making good decisions for stockholders.

Any reference to granting powers to individuals giving them power of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument. In that case, the individual voting the proxy will determine the advisability of striking or returning the substitution authority.

A record is to be maintained of the date a proxy ballot was voted and how it was voted.

ISS will implement the following procedures in order to vote JIC’s Policy. JIC’s Staff will have the ability to override, on the ISS voting platform (PROXYEXCHANGE), any ISS indicated vote recommendation, as well as the ability to instruct on any agenda item that ISS presents to JIC as “Refer” vote.

Topic	Guidance

Uncontested Election of Directors	Key Committees:

Vote AGAINST/WITHHOLD from non-independent directors serving on the Audit, Compensation, and Nominating committees

Attendance:
Vote AGAINST/WITHHOLD from director nominees if they attended less than 75% of scheduled meetings in the previous fiscal year without a valid excuse.

Vote AGAINST the entire slate if voting for individual directors is not an option.

Composition:
Vote WITHHOLD for any Executive Director or Non-Independent, Non-Executive Director where:
● Independent directors comprise 50 percent or less of the board;
● The company lacks a formal nominating committee.

Overboarding:

Generally vote AGAINST/WITHHOLD from individual directors who:

●     Sit on more than five public company boards; or

●     Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Gender Diversity:

For companies in the Russell 3000 or S&P 1500 indices, generally vote AGAINST/WITHHOLD from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. Mitigating factors include:

●     Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

●     The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

●     Other relevant factors as applicable.

Responsiveness:

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

●     The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

●     The board failed to act on takeover offers where the majority of shares are tendered;

●     At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Accountability:

Vote AGAINST/WITHHOLD from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

●     The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);

●     The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval;

●     The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

●     The company has opted into, or failed to opt out of, state laws requiring a classified board structure;

●     The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers;

●     Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders;

● For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
o Supermajority vote requirements to amend the bylaws or charter;
o A classified board structure; or
o Other egregious provisions.
o A reasonable sunset provision will be considered a mitigating factor. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
o Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
● The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws;
● Generally vote against the members of the Audit Committee if problematic audit-related practices have been identified, such as excessive non-audit fees, adverse opinion from the auditor, or the existence of inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;
● Generally vote against the members of the Compensation Committee in the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or egregious situations such as significant misalignment between CEO pay and company performance, the existence of problematic pay practices at the company, or if the board exhibits a significant level of poor communication and responsiveness to shareholders;
● Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns;
● Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, failure to replace management as appropriate, egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Contest	REFER to Johnson Investment Counsel.
Classified Boards	Generally vote FOR proposals to declassify boards.
Generally vote AGAINST proposals to classify boards.
Generally vote FOR proposals promoting the annual election of directors.
Cumulative Vote	Vote FOR management proposals to adopt cumulative voting standard for board election and AGAINST management proposals to eliminate such standard.
Director Liability	Vote FOR proposals to limit the liability of directors or proposals to indemnify directors and officers.
Size of the board	Vote FOR management proposals to increase or decrease the size of the board.
Vote AGAINST proposals seeking to grant the board powers to change the size of the board without shareholder approval.

Fill Vacancies	Vote AGAINST proposals to fill vacancies on the board without shareholder approval.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Removal of Directors	Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Classified Board	Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Approve Auditors/Audit Fees	Vote FOR proposals to ratify auditors unless any of the following apply:
● An auditor has a financial interest in or association with the company, and is therefore not independent;
● There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
● Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP;
● Fees for non-audit services (“Other” fees) are excessive.

Ratify Auditors	Vote FOR proposals to ratify auditors, unless the current auditor have been dismissed previously because of disagreements with the company, in which case vote AGAINST.
Stock Option Plans	Vote FOR proposals to adopt, add shares, or amend stock option plans, unless:
● The number of shares allocated to the plan is more than ten percent of the outstanding shares;
● The number of shares allocated to all plans, including this proposal, is more than 10 percent of the outstanding shares;
● Purchase price is less than 100 percent of fair market value;
● The plan administrator may provide loans or financial assistance to exercise awards;
● The plan administrator may grant reloaded stock options;
● The plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three fiscal years.

Limit Annual Awards	Vote FOR proposals to limit per-employee annual option awards.
Bonus Plans	Generally vote FOR management proposals related to bonus plans.
Saving Plans	Vote FOR proposals to adopt a savings plan.

Deferred Compensation	Vote FOR proposals to amend a deferred compensation plan.
Employee Agreements	Vote FOR proposals to approve an employment agreement or contract.
Advisory Vote on Executive	Vote AGAINST advisory votes on executive compensation if:
Compensation (Management	● There is misalignment between pay and company performance (pay for performance disconnect);
Say-on-Pay Proposals)	● The company maintains problematic pay practices;
● The board exhibits poor communication and responsiveness to shareholders.
SOP Frequency	Vote FOR annual advisory votes on compensation of members of the management team.
Golden Parachutes	Vote AGAINST severance payments that appear to be excessive or unjustified.
Exchange Underwater	Vote AGAINST proposals to exchange underwater options.
Options
Employee Equity Plans	Vote FOR proposals to adopt, add shares, or amend employee equity plans, unless:
● Purchase price is less than 85 percent of fair market value;
● The number of shares allocated to the plan is more than ten percent of the outstanding shares.
● The number of shares allocated to the all plans, including this proposal, is more than ten percent of the outstanding shares.

Mergers and Acquisitions	REFER proposals related to mergers and acquisitions to Johnson Investment Counsel.
Recapitalization	REFER proposals related to recapitalization to Johnson Investment Counsel.
Restructuring	REFER proposals related to restructuring to Johnson Investment Counsel.

Liquidation	REFER proposals related to liquidation to Johnson Investment Counsel.

Leveraged Buyouts/Lock Up	REFER proposals related to leveraged buyouts to Johnson Investment Counsel.
Arrangements

Bankruptcy	REFER proposals related to bankruptcy restricting to Johnson Investment Counsel.

Reincorporation	REFER proposals to approve reincorporation to Johnson Investment Counsel.

Spin-Off	REFER management proposals to spin-off certain company operations or divisions to Johnson Investment Counsel.

Sale of Assets	REFER management proposals to approve the sale of assets to Johnson Investment Counsel.

Poison Pills	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
● Shareholders have approved the adoption of the plan; or
● The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Right to Call Special Meetings	Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent.

Right to Act by Written Consent	Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Greenmail	Vote FOR proposals to limit the payment of greenmail.

Fair Price	Vote FOR a management proposal that establishes or amends a fair price provision.

Supermajority Requirement	Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
● Ownership structure;
● Quorum requirements; and
● Vote requirements.
Advance Notice	Vote FOR management proposals to adopt advance notice requirements.

Takeover Law	Vote FOR proposals to opt out of a state takeover statutory provision.

Authorized Common Stock	Vote CASE BY CASE on proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to approve increased authorized capital if:
● A company's shares are in danger of being de-listed; or
● A company's ability to continue to operate as a going concern is uncertain.
Generally vote AGAINST proposals to approve unlimited capital authorization.

Issuance of Common Shares	Vote FOR issuance authorities with or without pre-emptive rights to a maximum of 25 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital.
Vote AGAINST the issuance of shares with superior/differentiated voting rights.
Vote AGAINST proposals to eliminate preemptive rights and FOR proposals to restore preemptive rights.

Exercise of Stock Warrants	Vote AGAINST if the warrants, when exercised, would exceed 25% of the outstanding voting power.

Preferred Shares	Vote FOR issuance authorities for preferred shares to a maximum of 25 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital.
Vote AGAINST if the board has unlimited rights to set the terms and conditions of the shares on authorized preferred stock and issuance of preferred shares.
Vote FOR proposals to decrease authorized preferred shares.
Vote FOR proposals to cancel a class or series of preferred stock.
Vote FOR proposals to amend preferred stock.

Dual Class	Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Buybacks	Generally vote FOR resolutions seeking for share repurchase mandate.

Stock Split	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR stock split proposals.

Social Issues	Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
● If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
● If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
● Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
● The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
● Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
● If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
● If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Charity	Vote AGAINST proposals restricting a company from making charitable contributions.
Auditors	Vote FOR shareholder proposals calling for the ratification of auditors.
Vote FOR shareholder proposals calling for auditors to attend the meeting.
Vote FOR shareholder proposals calling for limiting consulting by auditors.
Vote AGAINST shareholder proposals calling for the rotation of auditors.

Preemptive Rights	Vote FOR shareholder proposals to restore preemptive rights.

Sales/Spin-Offs	Vote FOR shareholder proposals asking the company to study sales, spin-offs or other strategic alternatives.

Confidential Voting	Vote FOR shareholder proposals asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

Vote Tabulation	Vote AGAINST shareholder proposals asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

Unmarked Ballots	Vote AGAINST shareholder proposals to eliminate the company's discretion to vote unmarked proxy ballots.

Equal Access	Generally vote FOR management and shareholder proposals for proxy access with the following provisions:
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Improve Reports	Vote AGAINST shareholder proposals to improve annual meeting reports.

Meeting Location and Date	Vote AGAINST shareholder proposals to change the annual meeting location or meeting date.

Inclusiveness	Vote AGAINST shareholder proposals asking the board to include more women and minorities as directors.

Board Independence	Vote FOR shareholder proposals seeking to increase board independence.

Tenure/Retirement Age	Vote AGAINST shareholder proposals seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

Stock Ownership	Vote AGAINST shareholder proposals to require minimum stock ownership by directors.

Majority Standard	Vote FOR shareholder proposals to require a majority vote to elect directors.

Company Name	Generally vote FOR management proposals to change the name of the company.

Other Business	Vote FOR management proposals to approve other business.

Adjourn Meeting	Vote FOR management proposals to adjourn meeting.

Article Amendments	Generally vote FOR article amendments seeking to comply with relevant legislation or regulation, correcting technical issues, or deemed neutral to shareholder rights.

Generally vote AGAINST article or bylaw amendments that are not technical and deemed harmful to shareholder rights.

Financial Statements	Vote FOR management proposals to approve financial statements.

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